                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

    2/19/97                           /s/ Don Tyson
----------------------               ------------------------------
    Date                                 Director

                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

    2/19/97                           /s/ Leland E. Tollett
---------------------                ----------------------------------
    Date                                 Director

                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

    2/19/97                           /s/ Donald E. Wray
-------------------                  ---------------------------------
    Date                                 Director

                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

    2/25/97                           /s/ John Tyson
------------------                   -------------------------------
    Date                                 Director

                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

    2/19/97                           /s/ Shelby Massey
-------------------                  ----------------------------------
    Date                                 Director

                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

    2/24/97                           /s/ Joe F. Starr
----------------------               ------------------------------
    Date                                 Director

                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

    2/20/97                           /s/ Neely Cassady
----------------------               -------------------------------
    Date                                 Director

                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

    2/20/97                           /s/ Fred Vorsanger
------------------                   -------------------------------
    Date                                 Director

                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

    2/19/97                           /s/ Barbara Tyson
----------------------               -----------------------------
    Date                                 Director

                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

    2/19/97                           /s/ Lloyd V. Hackley
------------------                   -----------------------------
    Date                                 Director

                                                      EXHIBIT 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8, and any or all amendments or supplements thereto, to be filed by Tyson Foods, Inc. (the "Company") with respect to the purchase of shares of the Company's Class A Common Stock, $.10 par value per share, on behalf of the Retirement Savings Plan of Tyson Foods, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

    2/22/97                           /s/ Gerald Johnston
----------------------               ------------------------------
    Date                                 Director